                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement           [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [X] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                AIM EQUITY FUNDS
                                AIM FUNDS GROUP
                              AIM INVESTMENT FUNDS

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid

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
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
                Prospectuses [link]  |  Help [link]  |  Site Map [link]  |  Terms of Use [link]  |  Privacy [link]
                                AIM Funds Proxy Policy [link]  |  Business Continuity Plan (PDF) [link]

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 POWERED BY STOCKPOINT, INC. DATA/NEWS FEED IS SEAMLESSLY INTEGRATED INTO SITE.

The information available through this section is provided by StockPoint, Inc., which is not affiliated with A I M Management Group Inc. or any of its subsidiaries (collectively, "AIM"). Any securities mentioned within any articles are not recommendations of AIM. The news and articles provided are for information purposes only and should not be used or construed as an offer to sell, a solicitation of an offer to buy, or a recommendation for any security.
AIM does not guarantee that the information supplied is accurate, complete or timely, or make any warranties with regard to the results obtained form its use.
AIM makes no representations regarding the suitability or potential value of any particular investment or information source.

Mutual funds distributed by A I M Distributors, Inc.

AIM SELECT REAL ESTATE INCOME FUND IS A CLOSED-END FUND WHICH IS TRADED ON THE
NEW YORK STOCK EXCHANGE.

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CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY
BEFORE INVESTING. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, PLEASE OBTAIN
A PROSPECTUS [link] FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE
INVESTING.

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INVESTMENT PRODUCTS OFFERED ARE: NOT FDIC-INSURED    |  MAY LOSE VALUE  |  NO BANK GUARANTEE

                        A I M DISTRIBUTORS, INC. 5/2005


           (C) 2005 A I M Management Group, Inc. All Rights Reserved.

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

PROXY VOTING INFORMATION

A proxy statement was mailed to AIM shareholders of record as of the close of business on April 22, 2005, for the funds listed below. The purpose of the proxy statement is to request approval of an Agreement and Plan of Reorganization or Plan of
Reorganization, as applicable. Each proxy statement contains disclosure information about the proposal for which votes are being solicited. You can also access your fund's proxy statement, common questions regarding your fund's proposal, prospectus, and annual report by clicking on the fund name listed below.

     o    AIM Balanced Fund [link]                                  o    AIM Health Sciences Fund [link]

     o    AIM Core Stock Fund [link]                                o    AIM Libra Fund [link]

     o    AIM Dent Demographic Trends Fund [link]                   o    AIM Mid Cap Stock Fund [link]

     o    AIM Emerging Growth Fund [link]                           o    AIM Total Return Fund [link]

------------------------------------------------------------------------------------------------------------------------------------

HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE
EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET       You may vote your shares at www.proxyweb.com        BY TELEPHONE      Call toll-free 1.800.690.6903.
[PC ICON]         [link] unless your shares are held through a        [PHONE ICON]      Enter the control number listed on the proxy
                  broker, in which case you may vote your                               card and follow the recorded instructions.
                  shares at www.proxyvote.com. [link]

                  Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

------------------------------------------------------------------------------------------------------------------------------------

BY MAIL           Complete and sign the proxy card and                IN PERSON         The shareholder meeting will be
[MAIL ICON]       return it in the postage-paid envelope                                held on June 28, 2005. Please notify AIM
                  provided in the shareholder mailing.                                  Investments at 1.800.952.3502 if you plan to
                                                                                        vote your shares at the meeting.

------------------------------------------------------------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at
1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm,
Georgeson Shareholder Communications, Inc., may contact you to remind you to exercise your right to vote.


                     Prospectuses [link] | Help [link] | Site Map [link] | Terms of Use [link] | Privacy [link]

                                                AIM INVESTMENT SERVICES, INC. 5/2005

                                      (c) 2005 A I M Management Group Inc. All Rights Reserved
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
                                 HYPERLINK ALERT

                  YOU ARE LEAVING THE AIM INVESTMENTS WEB SITE.

As a convenience to our users, the AIM Investments web site contains links to other web sites that are created and maintained by other organizations.

AIM INVESTMENTS DOES NOT CONTROL, CANNOT GUARANTEE, AND IS NOT RESPONSIBLE FOR THE ACCURACY, TIMELINESS, OR EVEN THE CONTINUED AVAILABILITY OR EXISTENCE OF THE INFORMATION CONTAINED ON THE WEB SITE YOU ARE ABOUT TO ENTER.

Access is provided for the convenience of online shareholder voting for the AIM Investments only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by AIM Investments of any other products or services described in such other web sites.

                                 [OK]  [BUTTON]

Prospectuses [link] | Help [link] | Site Map [link] | Terms of Use [link] | Privacy [link]

--------------------------------------------------------------------------------

            (C) 2005 AIM Management Group Inc. All Rights Reserved.

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AIM PROXY INFORMATION BY FUND

To access your AIM fund's proxy information, select the fund name from the drop down, or scroll down the page.

                                                                                                                RELATED LINKS [link]

   Select a fund [drop box]                                                                                     Daily Prices [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM BALANCED FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM CORE STOCK FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

     o    Semiannual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM DENT DEMOGRAPHIC TRENDS FUND

     1.   Please read the proxy statement [link] in full. (PDF)


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

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM EMERGING GROWTH FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM HEALTH SCIENCES FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

     o    Semiannual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------



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

AIM LIBRA FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM MID CAP STOCK FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)

     o    Semiannual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

AIM TOTAL RETURN FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)



     o    Annual Report [link] (PDF)

     o    Semiannual Report [link] (PDF)

                                                                                                                Return to top [link]

------------------------------------------------------------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at
1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm,
Georgeson Shareholder Communications, Inc., may contact you to remind you to exercise your right to vote.

                                                                                                                Return to top [link]



                     Prospectuses [link] | Help [link] | Site Map [link] | Terms of Use [link] | Privacy [link]

                                                AIM INVESTMENT SERVICES, INC. 5/2005

                                      (c) 2005 A I M Management Group Inc. All Rights Reserved

------------------------------------------------------------------------------------------------------------------------------------


QUESTIONS & ANSWERS FOR AIM BALANCED FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees of AIM Balanced Fund, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of a Plan of Reorganization (the "Plan") under which all of the assets of AIM Balanced Fund (the "Fund"), an investment portfolio of AIM Funds Group ("AFG"), will be transferred to AIM Basic Balanced Fund ("Buying Fund"), which is also an investment portfolio of AFG. Buying Fund will assume the liabilities of the Fund, and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE PLAN BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. (`AIM") believe the proposed Plan will benefit the Fund's shareholders because:

    o AIM proposed the Plan as a result of an extensive review of it U.S. mutual fund offerings. The reorganization of the Fund and the Buying Fund is a part of a number of reorganizations resulting from that review. This reorganization will facilitate AIM's effort to consolidate the AIM Funds' balanced fund offerings.

    o In considering the Plan, the Board of AFG noted that the Fund and Buying Fund have similar investment objectives, are managed by the same portfolio management team and invest in many of the same securities.

    o The Board also noted that effective December 12, 2003, Buying Fund's lead portfolio manager, Bret Stanley, became the lead portfolio manager for the Fund. As a consequence, since that date the two funds have been managed using a similar investment process, resulting in significant portfolio overlap between the two funds. As of November 30, 2004, approximately 97% of the Fund's total net assets were invested in securities Buying Fund also owns.

    o The Board considered the relative sizes of the two funds and concluded that Buying Fund should be the surviving fund under the Plan, even though the Fund has a larger assets base. As of November 30, 2004, Buying Fund had net assets of approximately $173 million, compared to net assets for the Fund of approximately $1.9 billion. The Board determined that it was appropriate for Buying Fund to be the surviving fund under the Plan because the current portfolio management team has been managing Buying Fund since its inception on September 28, 2001, and has been managing the Fund using the same investment process since December 2003. Consequently, the Board determined that Buying Fund's performance track record more accurately reflects the results of the investment process that will be used for the combined fund after the Plan.

    o The Board considered the performance of Buying Fund in relation to the performance of the Fund, noting that Buying Fund generally has provided better returns to its shareholders than the Fund.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of Buying Fund before giving pro forma effect to the Plan, as a percentage of average daily net assets, are higher that the total annual operating expenses of the Fund. However, the Board noted that AIM has proposed to permanently reduce Buying Fund's investment advisory fee as described in the section of your proxy statement labeled, "SUMMARY" - Comparison of Fees and Expenses."

    o At and in-person meeting of the Board on March 22, 2005, the Board approved an amendment to the advisory agreement for Buying Fund to reflect a reduced advisory fee, which will be effective as of the closing of the reorganization which is expected to occur on July 18, 2005. Further, AIM has proposed to reduce the Rule 12b-1 fee applicable to Class A shares of Buying Fund from 0.35% to 0.25%. The Board noted that the reduced advisory fee schedule to be applicable after the reorganization is the same as or lower than the Fund's current fee schedule. As described in your proxy statement under "SUMMARY - Comparison of Fees and Expenses" to the extent the uniform fee schedule results in lower advisory fees than the amended advisory fee schedule, AIM has contractually agreed to waive its advisory fees to the extent necessary so that the advisory fees payable by Buying Fund do not exceed the uniform fee schedule until December 31, 2009. As a result, AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis giving effect to the Plan, the total annual operating expense ratios of Buying Fund after the Plan are expected to be approximately the same as the Fund's total annual operating expenses.

    o The Board noted that AIM will bear the Fund's costs and expenses incurred in connection with the Plan. Buying Fund will bear its costs and expenses incurred in connection with the Plan. The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to shareholders of the Fund in connection with the Plan.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED PLAN?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE PLANS".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS PLAN?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM CORE STOCK FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Core Stock Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds ("Trust"), will be transferred to AIM Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE AGREEMENT BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Agreement will benefit the Fund's shareholders because:

    o AIM proposed the Agreement as part of an effort to consolidate the AIM Funds' large cap core fund offerings and to eliminate a fund that has undergone several changes in recent periods without producing the desired benefits to shareholders. In considering the Agreement, the Board noted that the Fund and the Buying Fund have similar investment objectives, are managed using similar investment strategies and invest in similar securities. In addition, Buying Fund's performance track record relative to its Lipper peer group is better than the Fund's, and the expenses of the combined fund are expected to be lower than or equal to those of the Fund.

    o The Board noted that the Fund has been managed by different portfolio management teams using several different investment styles during the last 18 months. By contrast, Meggan Walsh, Buying Fund's lead portfolio manager, has held that position since December 31, 2002. The Board determined that the Fund may benefit from the management style Buying Fund enjoys. In addition, the Board noted that the funds have similar investment objectives and similar investment strategies, resulting in moderate portfolio overlap between the two funds. As of November 30, 2004, approximately 36% of the Fund's total net assets were invested in securities Buying Fund also owns.

    o The Board considered the relative sizes of the Fund and Buying Fund and concluded that Buying Fund should be the surviving fund in the Agreement, even though the Fund has a larger asset base. As of November 30, 2004, Buying Fund had net assets of approximately $142 million, compared to net assets for the Fund of approximately $2 billion. The Board determined that it was appropriate for Buying Fund to be the surviving fund in the Agreement because the investment process Buying Fund's current portfolio management team utilizes to manage Buying Fund will be applied to the Fund after the Agreement. Consequently, the Board determined that Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Agreement.

    o The Board considered the performance of Buying Fund in relation to the performance of the Fund, noting that Buying Fund recently has provided better returns to its shareholders than the Fund.

    o In addition, the Board noted that Buying Fund's performance relative to its Lipper peer group was better than the Fund for the 1- and 3-year periods and that such performance more accurately reflects the investment process that the combined fund will apply.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of Buying Fund prior to giving pro forma effect to the Agreement, as a percentage of average daily net assets, are slightly higher than the total annual operating expenses of the Fund. However, the Board noted that AIM has proposed to reduce the investment advisory fee applicable to the combined fund as described in the section of your proxy statement under "SUMMARY - Comparison of Fees and Expenses."

    o At an in-person meeting of the Board on March 22, 2005, the Board approved an amendment to the advisory agreement for Buying Fund to reflect a reduced advisory fee, which will be effective as of the closing of the reorganization which is expected to occur on July 18, 2005. The Board noted that the reduced advisory fee schedule is the same as the Fund's current advisory fee schedule, and is lower at all assets levels than the applicable uniform fee schedule as described in the section of your proxy statement under "SUMMARY - Comparison of Fees and Expenses." As a result, AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares, after giving effect to voluntary fee waivers, are each expected to be approximately 0.10% lower than those of your Fund. In the absence of such voluntary fee waivers on a pro forma basis the total annual operating expenses ratios of Buying Fund Class A, Class B and Class C shares are expected to remain the same after the Agreement. Similarly, the total annual operating expenses of Investor Class shares are expected to remain the same after the Agreement.

    o The Board considered that the Fund and Buying Fund had unrealized gains as of December 31, 2004. To the extent the combined fund sells portfolio securities in connection with the Agreement, such sales may result in capital gains that may be distributed to shareholders.

    o The Board noted that AIM will bear the Fund's costs and expenses incurred in connection with the Agreement. Buying Fund will bear its costs and expenses incurred in connection with the Agreement.

    o The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of the Fund in connection with the Agreement.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED AGREEMENT?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE AGREEMENT".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS AGREEMENT?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM DENT DEMOGRAPHICS TRENDS FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of a Plan of Reorganization (the "Plan") under which all of the assets of AIM Dent Demographic Trends Funds (the "Fund"), an investment portfolio of AIM Equity Funds, will be transferred to AIM Weingarten Fund ("Buying Fund"), which is also an investment portfolio of AIM Equity Funds ("Trust"). Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE PLAN BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Plan will benefit the Fund's shareholders because:

    o AIM proposed the Plan in light of the agreement reached by AIM and H.S. Dent Advisors, Inc. to terminate AIM's investment sub-advisory agreement with H.S. Dent Advisors, Inc. with respect to the Fund. As a result, the sub-advisory agreement will expire at the end of its current term on June 30, 2005. In considering the Plan, the Board noted that the funds have similar investment objectives, are managed by the same portfolio management team and invest in similar securities. In addition, Buying Fund's recent performance has been better than the Fund and Buying Fund's expenses are lower than those of the Fund.

    o The Board of Trustees of Trust ("Board") noted that the Fund is a multi-cap growth fund with a focus on large cap companies. The Board also noted that the Fund's demographic trends strategy has historically resulted in a portfolio concentrated in four sectors - information technology, health care, consumer stocks and financials. As a consequence, the Fund generally has been more volatile than the average large-cap growth fund. By contrast, Buying Fund is a large cap growth fund with broader sector diversification. The funds are currently managed by the same portfolio management team and invest in similar securities, resulting in significant portfolio overlap between the two funds. As of November 30, 2004, approximately 72% of the Fund's total net assets were invested in securities Buying Fund also owned. The Board considered that the combination of the two funds will provide additional sector diversification to the Fund's shareholders which may lead to reduced volatility in the future.

    o The Board considered the relative sizes of Buying Fund and the Fund, concluding that Buying fund should be the surviving fund because it has significantly grater assets than the Fund. As of November 30, 2004, Buying Fund had total net assets of approximately $2.4 billion, compared to total net assets of $467 million for the Fund.

    o The Board considered the Fund's performance in relation to Buying Fund, noting that Buying Fund's performance generally has been stronger than that of the Fund.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of the Fund, before giving pro forma effect to the Plan, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be approximately 0.31%, 0.26% and 0.26%, respectively, lower than those of the Fund. In addition, the Board noted that the Rule 12b-1 fee applicable to Class A shares of Buying Fund is 0.05% lower than the Rule 12b-1 fee applicable to Class A shares of the Fund, which is reflected in the reduced total annual operating expenses described above.

    o The Board also considered, based upon historical data at a specified date, the effect of the Plan on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of the Fund and of Buying Fund as offsets to future realized capital gains. Although approximately 89% of the capital loss carryforwards of the Fund are estimated to be disallowed as a consequence of the Plan and the Fund's shareholders are estimated to have a greater portion of the post-Plan net asset value of their shares represented by net unrealized gains, Buying Fund would still retain capital loss carryforwards after the Plan substantially in excess of its anticipated post-Plan net asset value. Moreover, such capital loss carryforwards are estimated to be nearly five times the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Plan. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the closing of the reorganization which is expected to occur on July 18,
        2005). As a result, the outcome of these matters is difficult to predict.

    o The Board considered AIM's proposal that the Fund bear the costs of the Plan and concluded that it was appropriate for the Fund to bear such costs in light of the decrease in expenses that are expected to result from the Plan. Buying Fund will bear its costs and expenses incurred in connection with the Plan.

    o The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of the Fund in connection with the Plan.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED PLAN?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE PLAN"

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS PLAN?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM EMERGING GROWTH FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees of AIM Emerging Growth Fund, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of a Plan of Reorganization (the "Plan") under which all of the assets of AIM Emerging Growth Fund (the "Fund"), an investment portfolio of AIM Equity Funds ("AEF"), will be transferred to AIM Aggressive Growth Fund ("Buying Fund"), which is also an investment portfolio of AEF. Buying Fund will assume the liabilities of the Fund, and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE PLAN BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Plan will benefit the Fund's shareholders because:

    o AIM proposed the Plan, as part of an effort to consolidate the AIM Funds' aggressive growth fund offerings. In considering the Plan, the Board of AEF noted that the Fund and Buying Fund have the same investment objective, are managed by the same portfolio management team and currently invest in many of the same securities. In addition, Buying Fund's expenses are lower than those of the Fund.

    o The Board noted that Buying Fund is significantly larger than the Fund. As of November 30, 2004, Buying Fund had total net assets of approximately $2 billion, compared to total net assets for the Fund of approximately $141 million. Both funds are managed by Jay Rushin and AIM's Aggressive Growth Team using a similar investment process, resulting in significant portfolio overlap between the two funds. As of November 30, 2004, approximately 73% of the Fund's total net assets were invested in securities that Buying Fund also owns.

    o The Board considered the operating expenses the funds incur. The total annual operating expenses of the Fund before giving pro forma effect to the Plan, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, based on historical data at a specified date and related projected data, on a pro forma basis giving effect to the Plan, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be approximately 0.37%, 0.27% and 0.27%, respectively, lower than those of the Fund. The Board noted that the Rule 12-b-1 fee applicable to Class A shares of Buying Fund is 0.10% lower than the Rule 12-b-1 fee applicable to Class A shares of the Fund, which is reflected in the reduced total annual operating expenses described above. In addition, the Board noted that Buying Fund's investment advisory fee is lower than the investment advisory fee applicable to the Fund. The Board also noted that AIM implemented certain fee waivers whereby AIM will waive advisory fees to the extent necessary so that the advisory fees payable by the Buying Fund do not exceed the uniform fee schedule as set forth in Exhibit C in your proxy statement. These waivers were implemented in part to comply with its recent settlement with the New York Attorney General to resolve a civil enforcement action and investigation related to market timing activity and related issues in the AIM and former INVESCO Funds. In order to maintain this waiver in a manner consistent with such settlement, upon consummation of the Plan, AIM will contractually agree to maintain Buying Fund's fee waiver until December 31, 2009.

    o The Board also considered, based upon historical data at a specified date, the effect of the Plan on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of the Fund and of Buying Fund as offsets to future realized capital gains. Although approximately 74% of the capital loss carryforwards of the Fund are estimated to be disallowed as a consequence of the Plan and the Fund's shareholders are estimated to have a greater portion of the post-plan net asset value of their shares represented by net unrealized gains, Buying Fund is still estimated to retain capital loss carryforwards after the Plan that would be more than 1.5 times the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Plan. The Board also noted that treatment of these tax attributes can be affected by a variety of factors occurring after the date of the data presented to the Board (both before and after closing of the Reorganization which is expected to occur on July 18, 2005). As a result, the outcome of these matters is difficult to predict.

    o The Board noted AIM's proposal that the Fund will bear the costs of the Plan and concluded that it was appropriate for the Fund to bear such costs in light of the decrease in expenses that are expected to result from the Plan. Buying Fund will bear its costs and expenses incurred in connection with the Plan.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED PLAN?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE PLANS".

WILL THERE BE TAX CONSEQUENCES AS A RESULT OF THIS PLAN?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM HEALTH SCIENCES FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Health Sciences Fund (the "Fund"), an investment portfolio of AIM Sector Funds ("Trust"), will be transferred to AIM Global Health Care Fund ("Buying Fund"), an investment portfolio of AIM Investment Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE AGREEMENT BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Agreement will benefit the Fund's shareholders because:

    o AIM proposed the Agreement as part of an effort to consolidate the AIM Funds' health care fund offerings. In considering the Agreement, the Board noted that the Fund and the Buying Fund have similar investment objectives, are managed by the same portfolio management team and invest in many of the same securities.

    o The Board noted that as of October 1, 2004, Buying Fund's lead portfolio manager, Michael Yellen, became the lead portfolio manager for the Fund. As a consequence, since that date Buying Fund and the Fund have been managed using a similar investment process, resulting in significant portfolio overlap between the two funds. As of November 30, 2004, approximately 80% of your Fund's total net assets were invested in securities That Buying Fund also owns.

    o The Board considered the relative sizes of Buying Fund and the Fund concluded that Buying Fund should be the surviving fund in the Agreement. As of November 30, 2004, Buying Fund had net assets of approximately $758 million, compared to net assets for the Fund of approximately $891 million. Although the Fund has slightly more assets than Buying Fund, the Board determined that it was appropriate for Buying Fund to be the surviving fund in the Agreement because Buying Fund has been managed using the investment process that both funds currently utilize for a longer period of time. Therefore, the Board noted that its performance record better reflects the investment process that would be applied to the combined fund.

    o The Board considered the performance of Buying Fund in relation to the performance of the Fund, noting that Buying Fund generally has provided better returns to its shareholders than the Fund.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of Buying Fund prior to giving pro forma effect to the Agreement, as a percentage of average daily net assets, are slightly higher than the total annual operating expenses of the Fund. However, the Board noted that AIM has proposed to reduce the investment advisory fee applicable to the combined fund as described in the section of your proxy statement under "SUMMARY - Comparison of Fees and Expenses".

    o At an in-person meeting of the Board on March 22, 2005, the Board approved an amendment to the advisory agreement for Buying Fund to reflect a reduced advisory fee, which will be effective on the closing of the reorganization which is expected to occur on July 18, 2005. The Board noted that the reduced advisory fee schedule is the same as the Fund's current fee schedule, and is the same as or lower at all asset levels than the applicable uniform fee schedule as described in the section of your proxy statement under "SUMMARY - Comparison of Fees and Expenses". As a result, AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B, Class C and Investor class shares are each expected to be approximately 0.05% lower than those of the Fund.

    o The Board also noted that, based on historical data at a specified date, it was estimated that Buying Fund would have approximately 1.6 times as much net realized and unrealized built-in gain as percentage of its net asset value immediately after the Agreement as the Fund was expected to have immediately before the Agreement. Capital gain dividends paid upon future realization of these gains would be taxable to the shareholders of Buying Fund, even though they might economically constitute a return of capital exchanged in the Agreement by the former shareholders of the Fund. The Board further noted that the timing of the realization of such gains was uncertain and could be affected by the performance of the fund's investment subsequent to the Agreement. The Board also considered that the treatment of these tax attributes can be affected by a variety of factors occurring after the date of the data presented to the Board (both before and after the closing of the reorganization which is expected to occur on July 18, 2005). As a result, the outcome of these matters is difficult to predict.

    o The Board also noted that AIM will bear the Fund's costs and expenses incurred in connection with the Agreement. Buying Fund will bear its costs and expenses incurred in connection with the Agreement.

    o The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of the Fund in connection with the Agreement.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED AGREEMENT?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE AGREEMENT".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS AGREEMENT?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM LIBRA FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees of AIM Libra Fund, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Libra Fund (the "Fund"), an investment portfolio of AIM Investment Funds ("Trust"), will be transferred to AIM Aggressive Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE AGREEMENT BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Agreement will benefit the Fund's shareholders because:

    o AIM proposed the Agreement as part of an effort to consolidate the AIM Funds' aggressive growth fund offerings as well as to eliminate a small fund with a historically volatile investment strategy and process. In considering the Agreement, the Board of the Trust noted that the Fund and Buying Fund have the same investment objectives, are managed by the same portfolio management team and invest in similar securities. In addition, Buying Fund's expenses are lower than those of the Fund.

    o The Fund commenced operations on November 1, 2002. Since that time, the Fund has been unable to gather sufficient assets to remain viable as a separate investment option. As of November 30, 2004, the Fund had total net assets of approximately $51 million, compared to net assets for Buying Fund of approximately $2 billion. In addition, the Board noted that the Fund is currently managed by Jay Rushin and AIM's Aggressive Growth Team. As a result the Fund and Buying Fund utilize the same investment process and invest in the same securities.

    o The Board noted that the Fund has a historically volatile performance record. Since its inception, the Fund's average annual total return (without sales load) for Class A Shares is 14.57% as of November 30, 2004. However, for the year ended November 30, 2004, the Fund's average annual total return was -5.35%. The Board noted that, in these circumstances where the same team manages both constituent funds, comparing historical performance records is less relevant.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of the Fund before giving pro forma effect to the Agreement, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the board that, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B and Class C shares are expected to be approximately 0.39%, 0.29% and 0.29%, respectively, lower than the Fund after giving effect to the Agreement. The Board also noted that the Rule 12b-1 fee applicable to Class A shares of Buying Fund is 0.10% lower than Rule 12b-1 fee applicable to Class A shares of the Fund, which is reflected in the reduced total annual operating expenses described above.

    o The Board considered AIM's proposal that the Fund bear 50% of the costs of the Agreement and concluded that it was appropriate for the Fund to bear such expenses in light of the decrease in expenses that are expected to result from the Agreement. Buying Fund will bear its costs and expenses incurred in connection with the Agreement. The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of the Fund in connection with the Agreement.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED AGREEMENT?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE PLANS".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS AGREEMENT?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM MID CAP STOCK FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Mid Cap Stock Fund (the "Fund"), an investment portfolio of AIM Stock Funds ("Trust"), will be transferred to AIM Capital Development Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE AGREEMENT BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Agreement will benefit the Fund's shareholders because:

    o AIM proposed the Agreement as part of an effort to consolidate the AIM Funds' mid cap growth fund offerings. In considering the Agreement, the Board noted that the Fund and Buying Fund have the same investment objective, are managed by the same portfolio management team and invest in the same securities. In addition, Buying Fund is a larger fund than the Fund, and Buying Fund's expenses are lower than those of the Fund.

    o The Board noted that Buying Fund is a significantly larger fund than the Fund. As of November 30, 2004, Buying Fund had total net assets of approximately $1.14 billion, compared with total net assets for the Fund of approximately $27 million. The larger asset base of the combined fund should provide greater investment opportunities than are currently available to the Fund as a result of its small asset size. The Board also noted that the Fund has been unable to attract sufficient assets to remain viable as a stand alone investment option.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of the Fund before giving pro forma effect to the Agreement, as a percentage of average daily net assets, are higher than the total annual operating expenses of Buying Fund. AIM reported to the Board that, based on historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund Class A, Class B, Class C, Investor Class and Institutional Class shares are expected to be approximately 0.25%, 0.25%, 0.25%, 0.25% and 0.20%, respectively, lower than the Fund's current expenses.

    o The Board noted that AIM will bear the Fund's costs and expenses incurred in connection with the Agreement. Buying Fund will bear its costs and expenses incurred in connection with the Agreement.

    o The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of the Fund in connection with the Agreement.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED AGREEMENT?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE AGREEMENT" .

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS AGREEMENT?

The Reorganization has been structured as a tax-free transaction.

QUESTIONS & ANSWERS FOR AIM TOTAL RETURN FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?
Voting may take place in the following ways:

    o You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.[link] You will need the control number from your proxy card located in the shaded box to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

    o You may call in your vote at 1-800-690-6903 for the 24-hour automated system. You will need the control number from your proxy card located in the shaded box to vote by telephone. You may call 1-888-999-5698 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

    o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

    o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments at 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the independent trustees of AIM Total Return Fund, unanimously recommends that you vote FOR the proposal on the proxy card.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the June 28, 2005, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

    o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

    o CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

    o FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 11:00 a.m. Central Time on June 28, 2005.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

    o You are being asked to vote on the approval of an Agreement and Plan of Reorganization (the "Plan") under which all of the assets of AIM Total Return Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds ("ACSBF"), will be transferred to AIM Basic Balanced Fund ("Buying Fund"), an investment portfolio of AIM Funds Group ("AFG"). Buying Fund will assume the liabilities of the Fund and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

WHY IS THE PLAN BEING PROPOSED?

The Fund's Board and AIM Advisors, Inc. ("AIM") believe the proposed Plan will benefit the Fund's shareholders because:

    o AIM proposed the Plan as part of an effort to consolidate the AIM Funds' balanced fund offerings. In considering the Plan, the Board noted that the Fund and Buying Fund have similar investment objectives, are managed using similar investment processes and invest in similar securities. In addition, Buying Fund's performance track record is better than the Fund's and the expenses of the combined fund after giving effect to the Plan are expected to be lower than those of the Fund.

    o The Board noted that the Fund has been managed by several different investment teams using different investment styles during the last 18 months. By contrast, Buying Fund has been managed by the same portfolio management team applying a consistent management style since Buying Fund's inception on September 28, 2001. Despite the differences in management teams, the Board noted that the funds have similar investment objectives and utilize similar investment strategies, resulting in moderate portfolio overlap between the two funds. As of November 30, 2004, approximately 29% of the Fund's total net assets were invested in securities Buying Fund also owns. The Board concluded that the Fund could benefit from Buying Fund's management style.

    o The Board considered the relative assets of Buying Fund and the Fund and concluded that Buying Fund should be the surviving fund in the Plan, even though the Fund has a larger asset base. As of November 30, 2004, Buying Fund had net assets of approximately $173 million, compared to net assets for the Fund of approximately $659 million. The Board determined that it was appropriate for Buying Fund to be the surviving fund in the Plan because the investment process Buying Fund's current portfolio management team utilizes to manage Buying Fund will be applied to the Fund after the Plan. Consequently, the Board determined that Buying Fund's performance track record more accurately reflects the results of the investment process that will be used for the combined fund after the Plan.

    o The Board considered the performance of Buying Fund in relation to the performance of the Fund, noting that Buying Fund recently has provided better returns to its shareholders than the Fund.

    o The Board also considered the operating expenses the funds incur. The total annual operating expenses of Buying Fund before giving pro forma effect to the Plan, as a percentage of average daily net assets, are slightly higher than the total annual operating expense of the Fund. However, the Board noted that AIM has proposed to permanently reduce Buying Fund's investment advisory fee as described in the section of your proxy statement under "SUMMARY - Comparison of Fees and Expenses".

    o At an in-person meeting of the Board on March 22, 2005, the Board approved an amendment to the advisory agreement for Buying Fund to reflect a reduced advisory fee, which will be effective as of the closing of the reorganization which is expected to occur on July 18, 2005. Further, AIM has proposed to reduce the Rule 12b-1 fee applicable to Class A shares of Buying Fund from 0.35% to 0.25%. The Board noted that the reduced advisory fee schedule to be applicable after the Fund Plan is the same as or lower than the Fund's current fee schedule. As described in the section of your proxy statement under "SUMMARY - Comparison of Fees and Expenses" to the extent the uniform fee schedule results in lower advisory fees than the amended advisory fee schedule, AIM has contractually agreed to waive its advisory fees to the extent necessary so that the advisory fees payable by Buying Fund do not exceed the uniform fee schedule until December 31, 2009. As a result, AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis giving effect to the Plan, the total annual operating expense ratios of Buying Fund Class A, Class B, Class C, Investor Class and Institutional Class shares are expected to be 0.19%, 0.09%, 0.09%, 0.09%, and 0.07%, respectively, lower than those of the Fund.

    o The Board also noted that AIM will bear the Fund's costs and expenses incurred in connection with the Plan. Buying Fund will bear its costs and expenses incurred in connection with the Plan.

    o The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of the Fund in connection with the Plan.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSED PLAN?

Further details can be found in the section of the proxy statement titled "ADDITIONAL INFORMATION ABOUT THE PLANS".

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS PLAN?

The Reorganization has been structured as a tax-free transaction.

--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------

   PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: ____ ____ ____ ____ ____
          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                  [VOTE BUTTON]



                       FOR FASTER, MORE CONVENIENT VOTING
                            BY TELEPHONE OR INTERNET                                    Proxyweb.com is a service of:
                          (See below for instructions)                                       MIS, an ADP company

                                                                      (MIS LOGO)

                    INTERNET VOTING: www.proxyweb.com[LINK]

999 999 999 999 99 f Control Number
                                                                                        Full service proxy specialists
MIS CORPORATION SAMPLE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint XXXXXXXXXXXXXXXXXXXXXXXXXXXXX as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of
Shareholders be held in the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and        This site is best viewed using
at any adjournments of the meeting. Any one or more of XXXXXXXXXXXXXXXXXXXXXXXX    Netscape version 4.7 or Internet Explorer
may vote my shares, and they may appoint substitutes to vote my shares on their   version 5.0 or higher and using a display
behalf. I instruct XXXXXXXXXXXXXXXXXXXXXXX to vote this proxy as specified on              resolution of 800 X 600.
the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and
proxy statement.

                         [ARROW GRAPHIC]  PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                               VOTING BY PHONE OR INTERNET.
                                               Date: ______________________





                                          Signature(s), Titles(s), if applicable
                                          (SIGN IN THE BOX) NOTE: PLEASE SIGN
                                          EXACTLY AS YOUR NAME APPEARS ON THIS
                                          PROXY. WHEN SIGNING IN A FIDUCIARY
                                          CAPACITY, SUCH AS EXECUTOR,                       [ARROW       VeriSign
                                          ADMINISTRATOR, TRUSTEE, ATTORNEY,                  GRAPHIC]     Secured
                                          GUARDIAN, ETC., PLEASE SO INDICATE.
                                          CORPORATE OR PARTNERSHIP PROXIES
                                          SHOULD BE SIGNED BY AN AUTHORIZED
                                          PERSON INDICATING THE PERSON'S TITLE.

[ARROW GRAPHIC]                                                  [ARROW GRAPHIC]



         (c)2000, 2001 ADP Financial Information Services,  Inc. The MIS logo is a service trademark of Automatic Data Processing,  Inc. The ADP logo is a registered  trademark of ADP of North
         America, Inc. [Terms and Conditions LINK]. [Privacy Statement LINK].

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                               AIM BALANCED FUND

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                               FOR     AGAINST    ABSTAIN

PROPOSAL 1.    Approve a Plan of Reorganization (the "Plan") under which all of the assets     [X]       [ ]       [ ]
               of AIM Balanced Fund (the "Fund"), an investment portfolio of AIM Funds
               Group ("AFG"), will be transferred to AIM Basic Balanced Fund ("Buying
               Fund"), which is also an investment portfolio of AFG. Buying Fund will assume the liabilities of the Fund and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the
               Fund.

--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                               AIM BALANCED FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================


THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                                       FOR

PROPOSAL 1.     Approve a Plan of Reorganization (the "Plan") under which all of the assets            [ ]
                of AIM Balanced Fund (the "Fund"), an investment portfolio of AIM Funds
                Group ("AFG"), will be transferred to AIM Basic Balanced Fund ("Buying
                Fund"), which is also an investment portfolio of AFG. Buying Fund will assume the liabilities of the Fund and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the
                Fund.

       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                              AIM CORE STOCK FUND

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                                   FOR

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under              [X]
              which all of the assets of AIM Core Stock Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds, will be transferred to AIM
              Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM
              Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                              AIM CORE STOCK FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                                 FOR

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under            [ ]
              which all of the assets of AIM Core Stock Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds, will be transferred to AIM
              Diversified Dividend Fund ("Buying Fund"), an investment portfolio of AIM
              Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                        AIM DENT DEMOGRAPHIC TRENDS FUND



THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                               FOR     AGAINST    ABSTAIN

PROPOSAL 1.   Approve a Plan of Reorganization (the "Plan") under which all of the assets      [X]       [ ]        [ ]
              of AIM Dent Demographic Trends Fund (the "Fund"), an investment portfolio of AIM Equity Funds, will be transferred to AIM Weingarten Fund ("Buying
              Fund"), which is also an investment portfolio of AIM Equity Funds
              ("Trust"). Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                        AIM DENT DEMOGRAPHIC TRENDS FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================


THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               FOR

PROPOSAL 1.   Approve a Plan of Reorganization (the "Plan") under which all of the assets      [ ]
              of AIM Dent Demographic Trends Fund (the "Fund"), an investment portfolio of AIM Equity Funds, will be transferred to AIM Weingarten Fund ("Buying
              Fund"), which is also an investment portfolio of AIM Equity Funds
              ("Trust"). Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                           AIM EMERGING GROWTH FUND

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                          FOR     AGAINST    ABSTAIN

PROPOSAL 1.   Approve a Plan of Reorganization (the "Plan") under which all of the        [X]       [ ]        [ ]
              assets of AIM Emerging Growth Fund (the "Fund"), an investment portfolio of AIM Equity Funds ("AEF"), will be transferred to AIM
              Aggressive Growth Fund ("Buying Fund"), which is also an
              investment portfolio of AEF. Buying Fund will assume the
              liabilities of the Fund and AEF will issue shares of each class of
              Buying Fund to shareholders of the corresponding class of shares of the Fund.

--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                            AIM EMERGING GROWTH FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                                 FOR

PROPOSAL 1.   Approve a Plan of Reorganization (the "Plan") under which all of the assets        [ ]
              of AIM Emerging Growth Fund (the "Fund"), an investment portfolio of AIM
              Equity Funds ("AEF"), will be transferred to AIM Aggressive Growth Fund
              ("Buying Fund"), which is also an investment portfolio of AEF. Buying Fund will assume the liabilities of the Fund and AEF will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                            AIM HEALTH SCIENCES FUND

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                                   FOR

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under              [X]
              which all of the assets of AIM Health Sciences Fund (the "Fund"), an investment portfolio of AIM Sector Funds, will be transferred to AIM Global
              Health Care Fund ("Buying Fund"), an investment portfolio of AIM Investment
              Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and
              Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                           AIM HEALTH SCIENCES FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================


THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                                      FOR

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under                 [ ]
              which all of the assets of AIM Health Sciences Fund (the "Fund"), an investment portfolio of AIM Sector Funds, will be transferred to AIM Global
              Health Care Fund ("Buying Fund"), an investment portfolio of AIM Investment
              Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and
              Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                                 AIM LIBRA FUND

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                               FOR     AGAINST    ABSTAIN

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under          [X]       [ ]        [ ]
              which all of the assets of AIM Libra Fund (the "Fund"), an investment portfolio of AIM Investment Funds, will be transferred to AIM Aggressive
              Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds
              ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                                 AIM LIBRA FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================


THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                         FOR

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement")          [ ]
              under which all of the assets of AIM Libra Fund (the "Fund"), an investment portfolio of AIM Investment Funds, will be transferred to AIM Aggressive Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             AIM MID CAP STOCK FUND

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                                  FOR

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Agreement") under             [X]
              which all of the assets of AIM Mid Cap Stock Fund (the "Fund"), an investment portfolio of AIM Stock Funds, will be transferred to AIM Capital
              Development Fund ("Buying Fund"), an investment portfolio of AIM Equity
              Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and
              Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                            AIM MID CAP STOCK FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================



THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                                 FOR

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization (the "Agreement") under           [ ]
               which all of the assets of AIM Mid Cap Stock Fund (the "Fund"), an investment portfolio of AIM Stock Funds, will be transferred to AIM Capital
               Development Fund ("Buying Fund"), an investment portfolio of AIM Equity
               Funds ("Buyer"). Buying Fund will assume the liabilities of the Fund and
               Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             AIM TOTAL RETURN FUND



THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                                     FOR     AGAINST    ABSTAIN

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization (the "Plan") under which               [X]       [ ]        [ ]
              all of the assets of AIM Total Return Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds, will be transferred to
              AIM Basic Balanced Fund ("Buying Fund"), an investment portfolio of AIM
              Funds Group ("AFG"). Buying Fund will assume the liabilities of the Fund and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.


--------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
 If no specification is made on the proposal, the proposal will be voted "For".

--------------------------------------------------------------------------------


To receive an optional email confirmation, enter your email address here:


             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.


                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]


[AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--


                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                             AIM TOTAL RETURN FUND


================================================================================
                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.
================================================================================

THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                               FOR

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization (the "Plan") under which        [ ]
               all of the assets of AIM Total Return Fund (the "Fund"), an investment portfolio of AIM Combination Stock & Bond Funds, will be transferred to
               AIM Basic Balanced Fund ("Buying Fund"), an investment portfolio of AIM
               Funds Group ("AFG"). Buying Fund will assume the liabilities of the Fund and AFG will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

       Please refer to the proxy statement for discussion of this matter.

--------------------------------------------------------------------------------

       [Change Vote] [Printer Friendly Confirmation] [Vote Another Proxy]
                      [Exit Internet Proxy Voting Service]


            (C) 2000, 2001 ADP Financial Information Services, Inc.
       The MIS logo is a service mark of Automatic Data Processing, Inc.
      The ADP logo is a registered trademark of ADP of North America, Inc.
             Terms and Conditions. [Link] Privacy Statement. [Link]

[AIM INVESTMENT LOGO APPEARS HERE]     Contact Us [link] | Log Off [link]    Your goals. Our solutions.
    --Registered Trademark--                                                  --Registered Trademark--

  MY                 STATEMENTS          SERVICE
ACCOUNT [TAB]      & TAX FORMS [TAB]    CENTER [TAB]

Welcome to AIM Investments

MY ACCOUNT      [ARROW GRAPHIC] CLICK ACCOUNT                Market Value     I WOULD LIKE TO ...
                                 FOR DETAILS             as of 05/23/2005
=========================================================================
TEST ACCOUNT [LINK]                                                           > View transaction history [link]
------------                                                                  > Make a transaction [link]
Account: 9952171                                                  $624.67     > View quarterly account balance [link]
                                                                              > Change my address [link]
TEST ACCOUNT [LINK]                                                           > Update my eDelivery email address [link]
------------                                                                  > Update my date of birth [link]
Account: 9952175                                                $1,595.71     > Check daily prices & performance [link]

ANTC CUST IRA
FBO TEST ACCOUNT [LINK]                                                       ------------------------------------------
----------------                                                              MARKET WATCH
Account: 9952179                                                   $79.89     [GRAPHIC LISTING CURRENT MARKET STATUS]

TEST ACCOUNT
FBO TEST ACCOUNT JR                                                                                      Last  Change
THE AIM COLLEGE SAVINGS PLAN [LINK]
----------------------------                                                  DIJA [link]                 XX     XX
Account: 1000066722                                              $176.05      NASDAQ [link]               XX     XX
                                                                              S&P 500 [link]              XX     XX
ANTC CUST ROTH IRA
FBO TEST ACCOUNT [LINK]                                                       05/23/2005               4:00 P.M. EST.
----------------
Account: 9952183                                                  $79.53
                                                               ---------      Quote:                      Go [Button]
                                               TOTAL           $2,555.85      ---------------------------------------
                                                                                      Powered by Stockpoint


NOTE: ACCOUNT ACCESS MAY BE UNAVAILABLE DURING SCHEDULED MAINTENANCE ON SUNDAYS FROM MIDNIGHT TO 4 A.M. CENTRAL TIME.

-------------------------------------------------------------------------------

MY NEWS & UPDATES

> PLEASE NOTE: THE MARKETS WILL BE CLOSED ON MONDAY, MAY 30 FOR MEMORIAL DAY. ANY TRANSACTIONS SUBMITTED ON MONDAY, MAY 30, WILL RECEIVE A TUESDAY, MAY 31 TRADE DATE. (5/20/05)


> PROXY VOTING [CHECKMARK GRAPHIC] Access your fund's proxy statement, common questions regarding your fund's proposal and vote your proxy [LINK] online.

> AIM INVESTOR [LOGO] Introducing the AIM Investor Magazine [LINK], with helpful information about investing, mutual funds and personal finance.

> Take our brief survey [LINK] and rate the quality of service you have received during your recent interaction with AIM. (3/11/05)

> Focusing Your Future - Summer 2005 Newsletter: [LINK] AIM's quarterly publication featuring timely information on retirement planning and a variety of investment concepts. (5/19/05)

> The first quarter 2005 portfolio manager Q&As [LINK] for your funds are now available. (5/10/05)

o Q&A regarding final regulatory settlements. (PDF) (1/6/05)

o LETTER FROM THE NEBRASKA STATE TREASURER regarding AIM's final regulatory settlements. (1/6/05)

o REGULATORY SETTLEMENTS UPDATE (2/22/05)

--------------------------------------------------------------------------------

 POWERED BY STOCKPOINT, INC. DATA/NEWS FEED IS SEAMLESSLY INTEGRATED INTO SITE.

The information available through this section is provided by StockPoint, Inc., which is not affiliated with A I M Management Group Inc. or any of its subsidiaries (collectively, "AIM"). A I M Distributors, Inc. is the distributor for The AIM Family of Funds--Registered Trademark--. AIM Private Asset Management, Inc. and A I M Capital Management, Inc. provide advisory services to individuals and institutional clients. Neither AIM Private Asset Management, Inc. nor A I M Capital Management, Inc. sell securities. Any securities mentioned within any articles are not recommendations of AIM. The news and articles provided are for information purposes only and should not be used or construed as an offer to sell, a solicitation of an offer to buy, or a recommendation for any security. AIM does not guarantee that the information supplied is accurate, complete or timely, or make any warranties with regard to the results obtained from its use. AIM makes no representations regarding the suitability or potential value of any particular investment or information source.

(1) To take advantage of this offer, you must access the TurboTax for the Web service through AIMinvestments.com each time you access your TurboTax tax return. If you access this service through another site or TurboTax software, you will not receive the discount.

TurboTax is a registered trademark and TurboTax for the Web is a service mark of Intuit Inc and is not affiliated with A I M Management Group Inc. or any of its subsidiaries (collectively, "AIM").

--------------------------------------------------------------------------------

                         AIM INVESTMENT SERVICES, INC.

           (C) 2005 A I M Management Group Inc. All Rights Reserved.

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                         MANAGEMENT INFORMATION SERVICES
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                         TELEPHONE NUMBER 1-800-690-6903

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

"Hello. Thank you for calling the Telephone Proxy Voting Service."

Press one if you are calling from a touch-tone phone and have your Proxy Form in front of you.

WHEN SHAREHOLDER ENTERS 1, HE/SHE WILL HEAR:

"Let's begin." Please enter the Control Number which is labeled as such or located in the box indicated by the arrow on your vote instruction form, followed by the # sign."

WHEN SHAREHOLDER ENTERS CONTROL NUMBER, HE/SHE WILL HEAR:

"Thank you.

If you elect to vote as the Board recommends, press 1. If you elect to vote on each Proposal individually, press 2".

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

"You have elected to vote as the Board has recommended. You have voted for proposal 1. If this is correct, press 1. If this is not correct, press 2. If you would like your vote repeated to you, press 3."

IF SHAREHOLDER PRESSES 1 FOR CORRECT VOTE, HE/SHE WILL HEAR:

"A vote has been recorded for Control Number ### ### ### ### ##." If this concludes your business, press one. If you would like to vote for another Proxy Election, press two

IF SHAREHOLDER PRESSES 1 TO CONCLUDE BUSINESS, HE/SHE WILL HEAR:

"All of your votes have been recorded by the Telephone Proxy Voting Service. Do not Mail in your Proxy Card. Keep it as a record of your vote.

Thank you for calling the Telephone Proxy voting Service. This concludes your transaction."

Call is terminated

IF SHAREHOLDER PRESSES 2 TO VOTE FOR ANOTHER PROXY ELECTION, HE/SHE WILL HEAR:

"Let's begin." Please enter the Control Number which is labeled as such or located in the box indicated by the arrow on your vote instruction form, followed by the # sign."


                         MANAGEMENT INFORMATION SERVICES
                                    5/24/2005

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IF SHAREHOLDER PRESSES 2 FOR AN INCORRECT VOTE, HE/SHE WILL HEAR:

"If you elect to vote as the Board recommends, press 1. If you elect to vote on each Proposal individually, press 2".

IF SHAREHOLDER PRESSES 3 TO REPEAT, HE/SHE WILL HEAR:

"You have elected to vote as the Board has recommended. You have voted for proposal 1. If this is correct, press 1. If this is not correct, press 2. If you would like your vote repeated to you, press 3"



                         MANAGEMENT INFORMATION SERVICES
                                    5/24/2005


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OPTION 2: VOTING EACH PROPOSAL INDIVIDUALLY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

We are ready to accept your vote for "Proposal One: If you are voting for this proposal press 1. If you are voting against this proposal press 2. If you wish to abstain, press 3.

IF SHAREHOLDER PRESSES 1 TO VOTE FOR THE PROPOSAL. HE/SHE WILL HEAR:

You have voted for proposal 1. If this is correct press 1. If this is not correct press 2. If you would like your vote repeated to you press 3.

IF THE SHAREHOLDER PRESSES 1 FOR A CORRECT VOTE, HE/SHE WILL HEAR:

"A vote has been recorded for Control Number ### ### ### ### ##." If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.

IF SHAREHOLDER PRESSES 1 TO CONCLUDE BUSINESS, HE/SHE WILL HEAR:

"All of your votes have been recorded by the Telephone Proxy Voting Service. Do not Mail in your Proxy Card. Keep it as a record of your vote.

Thank you for calling the Telephone Proxy voting Service. This concludes your transaction."

Call is terminated

IF SHAREHOLDER PRESSES 2 TO VOTE FOR ANOTHER PROXY ELECTION, HE/SHE WILL HEAR:

"Let's begin." Please enter the Control Number which is labeled as such or located in the box indicated by the arrow on your vote instruction form, followed by the # sign."

IF SHAREHOLDER PRESSES 2 FOR AN INCORRECT VOTE, HE/SHE WILL HEAR:

"If you elect to vote as the Board recommends, press 1. If you elect to vote on each Proposal individually, press 2".

IF SHAREHOLDER PRESSES 3 TO REPEAT, HE/SHE WILL HEAR:

"You have voted for proposal 1. If this is correct, press 1. If this is not correct, press 2. If you would like your vote repeated, press 3".


                         MANAGEMENT INFORMATION SERVICES
                                    5/24/2005

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IF SHAREHOLDER PRESSES 2, TO VOTE AGAINST THE PROPOSAL HE/SHE WILL HEAR:

"You have voted against proposal one. If this is correct, press 1. If this is not correct, press 2. If you would like your vote repeated to you, press 3."

IF THE SHAREHOLDER PRESSES 1 FOR CORRECT VOTE, HE/SHE WILL HEAR:

"A vote has been recorded for Control Number ### ### ### ### ##." If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.

IF SHAREHOLDER PRESSES 1 TO CONCLUDE BUSINESS, HE/SHE WILL HEAR:

"All of your votes have been recorded by the Telephone Proxy Voting Service. Do not Mail in your Proxy Card. Keep it as a record of your vote.

Thank you for calling the Telephone Proxy voting Service. This concludes your transaction

Call is terminated

IF SHAREHOLDER PRESSES 2 TO VOTE FOR ANOTHER PROXY ELECTION, HE/SHE WILL HEAR:

"Let's begin." Please enter the Control Number which is labeled as such or located in the box indicated by the arrow on your vote instruction form, followed by the # sign."

IF SHAREHOLDER PRESSES 2 FOR AN INCORRECT VOTE, HE/SHE WILL HEAR:

"If you elect to vote as the Board recommends, press 1. If you elect to vote on each Proposal individually, press 2".

IF SHAREHOLDER PRESSES 3 TO REPEAT, HE/SHE IS RETURNED TO THE

"You have voted against proposal 1. If this is correct press 1. If this is not correct press 2. If you would like your vote repeated press 3".


                         MANAGEMENT INFORMATION SERVICES
                                    5/24/2005

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IF SHAREHOLDER PRESSES 3, TO ABSTAIN FROM PROPOSAL ONE HE/SHE WILL HEAR:

"You have voted to abstain from proposal 1. If this is correct, press 1. If this is not correct, press 2. If you would like your vote repeated to you, press 3."

IF THE SHAREHOLDER PRESSES 1 FOR CORRECT VOTE, HE/SHE WILL HEAR:

"A vote has been recorded for Control Number ### ### ### ### ##." If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.

IF SHAREHOLDER PRESSES 1 TO CONCLUDE BUSINESS, HE/SHE WILL HEAR:

"All of your votes have been recorded by the Telephone Proxy Voting Service. Do not Mail in your Proxy Card. Keep it as a record of your vote.

Thank you for calling the Telephone Proxy voting Service. This concludes your transaction."

Call is terminated

IF SHAREHOLDER PRESSES 2 TO VOTE FOR ANOTHER PROXY ELECTION, HE/SHE WILL HEAR:

"Let's begin." Please enter the Control Number which is labeled as such or located in the box indicated by the arrow on your vote instruction form, followed by the # sign."

IF SHAREHOLDER PRESSES 2 FOR AN INCORRECT VOTE, HE/SHE WILL HEAR:

"If you elect to vote as the Board recommends, press 1. If you elect to vote on each Proposal individually, press 2".

IF SHAREHOLDER PRESSES 3 TO REPEAT, HE/SHE IS RETURNED TO THE

"You have voted to abstain from proposal 1. If this is correct press 1. If this is not correct press 2. If you would like your vote repeated press 3".


                         MANAGEMENT INFORMATION SERVICES
                                    5/24/2005